SUMMARY PROSPECTUS

January 28, 2026

The Advisors’ Inner Circle Fund III

BROWN ADVISORY SUSTAINABLE GROWTH ETF

Principal Listing Exchange: The NASDAQ Stock Market LLC

Ticker Symbol: BASG

Investment Adviser:

Brown Advisory LLC

Investment Sub-adviser:
Vident Asset Management

Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at https://www.brownadvisory.com/etf/sustainable-growth-etf. You can also get this information at no cost by calling 1-877-876-6383, by sending an e-mail request to BrownAdvisoryETFs@seic.com, or by asking any financial intermediary that offers shares of the Fund. The Fund’s prospectus and statement of additional information, both dated January 28, 2026, as they may be amended from time to time, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

BROWN ADVISORY SUSTAINABLE GROWTH ETF

Investment Objective

The Brown Advisory Sustainable Growth ETF (the “Fund”) seeks to achieve capital appreciation.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.58%
Other Expenses[1]	0.11%
Total Annual Fund Operating Expenses	0.69%
Less Fee Reductions and/or Expense Reimbursements[2]	(0.08)%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements	0.61%

[1]	Other Expenses have been restated to reflect current fees.
[2]

Brown Advisory LLC (the “Adviser” or “Brown Advisory”) has contractually agreed to waive fees and/or to reimburse certain expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding any interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by the Fund, any class-specific expenses (including distribution and service (12b-1) fees and shareholder servicing fees), dividend and interest expenses on securities sold short, acquired fund fees and expenses, fees and expenses incurred in connection with tax reclaim recovery services, other expenditures which are capitalized in accordance with generally accepted accounting principles, expenses incurred in connection with any merger or reorganization, and non-routine expenses) (collectively, “excluded expenses”)) from exceeding 0.61% of the average daily net assets of the Fund until January 31, 2027 (the “contractual expense limit”). In addition, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the contractual expense limit to recoup all or a portion of its prior fee waivers or expense reimbursements made during the rolling three-year period preceding the date of the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the contractual expense limit (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. The agreement may be terminated: (i) by the Board of Trustees (the “Board”) of The Advisors’ Inner Circle Fund III (the “Trust”), for any reason at any time; or (ii) by the Adviser, upon sixty (60) days’ prior written notice to the Trust, effective as of the close of business on January 31, 2027.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (including one year of capped expenses in each period) remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$62	$213	$376	$851

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the Example, affect the Fund’s performance. During its most recent fiscal year, the Fund’s portfolio turnover rate was 18% of the average value of its portfolio.

Principal Investment Strategies

The Fund is an actively-managed exchange-traded fund (“ETF”). Under normal conditions, the Fund invests at least 80% of the value of its net assets (plus any borrowings for investment purposes) in equity securities of domestic companies that meet the sustainable investment criteria of the Fund, collectively the “Investment Criteria.” The Fund invests primarily in the securities of medium and large capitalization companies that Brown Advisory LLC (the “Adviser”) believes (1) have the fundamental strengths (strong financials and business models) to outperform their peers and deliver strong earnings growth over a market cycle, (2) effectively implement Sustainable Business Advantages (described below), and (3) have attractive valuations.

The Adviser seeks companies with strong business models and prospects for growth, cost improvements, enhanced franchise value, strong cash flow generation, and a solid track record of execution,

among other qualities. Through investment analysis the Adviser also seeks companies with Sustainable Business Advantages, defined as companies that use internal sustainability strategies to improve their financial position, including but not limited to, those strategies that lead to revenue growth, cost improvements, or enhanced franchise value. The Adviser also seeks companies that have strong risk management practices in place where sustainability-related risks may be present.

The Adviser pursues strategic engagement with companies and other stakeholders in an effort to enhance due diligence and monitor the investment thesis.

The Adviser considers each proxy voting proposal related to holdings in the Fund on its own merits and an independent determination is made based on the relevant facts and circumstances, in accordance with the Adviser’s current Proxy Voting Policy.

Medium and large capitalization companies are, according to the Adviser, those companies with market capitalizations generally greater than $2 billion at time of purchase. The Fund may also invest a portion of the portfolio in equity securities of small market capitalization companies. The equity securities in which the Fund principally invests are common stocks. Furthermore, the Fund may invest up to 15% of assets in foreign securities (including American Depositary Receipts (“ADRs”)), which may include emerging markets securities. Emerging market countries for these purposes consists of countries in Latin America, Asia, Eastern Europe, Africa and the Middle East, and include, among other countries, Brazil, China, Hong Kong, India, Indonesia and Taiwan. ADRs may be either sponsored or unsponsored. The Fund also may invest in real estate investment trusts (“REITs”). The Fund will generally hold securities of between 25 to 45 issuers.

The Adviser uses scenario analyses to assess the company’s valuation and potential for appreciation or downside risk. The Adviser may sell a security or reduce its position for a number of reasons, including:

●	The investment thesis is violated;

●	A more attractively priced security is found; or

●	The security becomes overvalued relative to the Adviser’s long-term expectations.

The Adviser has engaged Vident Asset Management to serve as sub-adviser (“Sub-Adviser”) for the Fund. The Sub-Adviser is responsible for trading portfolio securities for the Fund, including selecting broker-dealers to execute purchase and sale transactions or in connection with any rebalancing or reconstitution of the portfolio, pre- and post-trade compliance, and monitoring of Fund trading activity, subject to the oversight of the Adviser and the Board of Trustees.

Principal Risks

As with all ETFs, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any other government agency. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

ETF Risks — The Fund is an ETF and, as a result of this structure, it is exposed to the following risks:

Trading Risk — Shares of the Fund may trade on The NASDAQ Stock Market LLC (the “Exchange”) above or below their NAV. The NAV of shares of the Fund will fluctuate with changes in the market value of the Fund’s holdings. In addition, although the Fund’s shares are currently listed on the Exchange, there can be no assurance that an active trading market for shares will develop or be maintained. Trading in Fund shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares of the Fund inadvisable.

Limited Authorized Participants, Market Makers and Liquidity Providers Risk — Because the Fund is an ETF, only a limited number of institutional investors (known as “Authorized Participants”) are authorized to purchase and redeem shares directly from the Fund. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Fund shares may trade at a material discount to net asset value (“NAV”) and possibly face delisting: (i) Authorized Participants exit the business or otherwise become unable to process creation and/or redemption orders and no other Authorized Participants step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Equity Risk — The risk that stock prices will fall over short or extended periods of time, sometimes rapidly and unpredictably. The value of equity securities will fluctuate in response to factors affecting a particular company, as well as broader market and economic conditions. Broad movements in financial markets may adversely affect the price of the

Fund’s investments, regardless of how well the companies in which the Fund invests perform. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund. Moreover, in the event of a company’s bankruptcy, claims of certain creditors, including bondholders, will have priority over claims of common stockholders such as the Fund.

Small and Medium Capitalization Companies Risk — The risk that small and medium capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded over-the-counter or listed on an exchange.

Large Capitalization Risk — The risk that larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.

Growth Investment Style Risk — An investment in growth stocks may be susceptible to rapid price swings, especially during periods of economic uncertainty. Growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions. In addition, growth stocks may be particularly volatile in the event of earnings disappointments or other financial difficulties experienced by the issuer.

Sustainable Investing Policy Risk — The Fund’s consideration of sustainability criteria could cause it to make or avoid investments that could result in the Fund underperforming similar funds that do not consider such sustainability criteria.

New Fund Risk — Because the Fund is new, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, may not employ a successful investment strategy, or may fail to attract sufficient assets under management to realize economies of scale, any of which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such liquidation could have negative tax consequences for shareholders and will cause shareholders to incur expenses of liquidation.

Management Risk — The Fund is subject to the risk that the Adviser’s judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect. If the investments selected and strategies employed by the Fund fail to produce the intended results, the Fund could underperform in comparison to other funds with similar objectives and investment strategies.

Foreign Company Risk — Investing in foreign companies, including direct investments and investments through ADRs, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the same level of regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the Fund’s portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers and foreign markets and securities may be less liquid. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Fund to sell such investments at inopportune times, which could result in losses to the Fund. While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

Emerging Markets Securities Risk — Investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in foreign securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility;

restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

REITs Risk — REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs are susceptible to the risks associated with direct ownership of real estate, such as the following: declines in property values; increases in property taxes, operating expenses, interest rates or competition; overbuilding; zoning changes; and losses from casualty or condemnation. REITs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs’ operating expenses, in addition to paying Fund expenses. REIT operating expenses are not reflected in the fee table and example in this prospectus.

Depositary Receipts Risk — Investments in depositary receipts, such as ADRs and GDRs, may be less liquid and more volatile than the underlying securities in their primary trading market. If a depositary receipt is denominated in a different currency than its underlying securities, the Fund will be subject to the currency risk of both the investment in the depositary receipt and the underlying security. Holders of depositary receipts may have limited or no rights to take action with respect to the underlying securities or to compel the issuer of the receipts to take action. The prices of depositary receipts may differ from the prices of securities upon which they are based. In addition, there is risk involved in investing in unsponsored depositary receipts, as there may be less information available about the underlying issuer than there is about an issuer of sponsored depositary receipts and the prices of unsponsored depositary receipts may be more volatile than those of sponsored depositary receipts.

Performance Information

The Fund is new, and therefore has no performance history. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s returns and comparing the Fund’s performance to a broad measure of market performance. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Current performance information is available on the Fund’s website at https://www.brownadvisory.com/etf or by calling toll-free to
1-877-876-6383.

Investment Adviser

Brown Advisory LLC serves as the investment adviser to the Fund.

Investment Sub-Adviser

Vident Asset Management serves as the trading sub-adviser to the Fund.

Portfolio Managers

The Fund is jointly and primarily managed by a team of the following professionals:

Brown Advisory LLC

Karina Funk, CFA, has served as the portfolio manager of the Fund since its inception in 2025.

David Powell, CFA, has served as the portfolio manager of the Fund since its inception in 2025.

Vident Asset Management

The following portfolio managers are responsible for executing portfolio transactions and implementing the Adviser’s investment decisions with respect to the Fund:

Rafael Zayas, CFA, Senior Vice President, Head of Portfolio Management and Trading of Vident Asset Management, has served as a portfolio manager of the Fund since its inception in 2025.

Austin Wen, CFA, Senior Portfolio Manager of Vident Asset Management, has served as a portfolio manager of the Fund since its inception in 2025.

Devin Ryder, CFA, Senior Portfolio Manager of Vident Asset Management, has served as a portfolio manager of the Fund since its inception in 2025.

Purchase and Sale of Fund Shares

The Fund issues shares to (or redeems shares from) certain institutional investors known as “Authorized Participants” (typically market makers or other broker-dealers) only in large blocks of 10,000 shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a portfolio of in-kind securities designated by a Fund and/or cash.

Individual shares of the Fund may only be purchased and sold on the Exchange, other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund shares trade at market prices rather than at NAV, Fund shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) (the “bid-ask spread”). Recent information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available at https://www.brownadvisory.com/etf.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account (“IRA”), in which case your distribution will be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

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